SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: FEBRUARY 6, 2006
                        (Date of earliest event reported)



                           INCENTRA SOLUTIONS, INC.
            (Exact name of Registrant as specified in its charter)


                                    NEVADA
                (State or other jurisdiction of incorporation)



     333-16031                                                   86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)




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               SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 6, 2006, we, together with our wholly owned subsidiaries, PWI Technologies, Inc., a Washington corporation, Incentra Solutions of California, Inc., a Delaware corporation, ManagedStorage International, Inc., a Delaware corporation, and Incentra Solutions International, Inc., a Delaware corporation (collectively, the "SUBSIDIARIES"), entered into a Security Agreement (the "SECURITY AGREEMENT") with Laurus Master Fund, Ltd., a Cayman Islands corporation ("LAURUS"), pursuant to which Laurus agreed to provide us with a non-convertible revolving credit facility of up to $10 million (the "2006 FACILITY"). The term of the 2006 Facility is three (3) years and borrowings under the 2006 Facility shall accrue interest on the unpaid principal and interest at a rate per annum equal to the "prime rate" published in THE WALL STREET JOURNAL from time to time, plus one percent (1%), subject to a floor of seven percent (7%). In connection with the 2006 Facility, we executed in favor of Laurus a secured non-convertible revolving note in the principal amount of $10 million (the "NOTE"). Interest on borrowings under the Note is payable monthly on the first day of each month during the term of the Note, commencing on March 1, 2006. All outstanding principal amounts are due and payable on February 6, 2009.

      We entered into the Security Agreement to pay off our existing $9 million convertible revolving credit facility with Laurus (the "EXISTING FACILITY"), of which approximately $6 million was outstanding as of February 6, 2006. Prior to such date, the outstanding principal amount under the Existing Facility was potentially convertible into approximately 3.6 million shares of our common stock, par value $.01 per share (the "COMMON STOCK"). In connection with the 2006 facility, we issued to Laurus the Option (as further described herein) to purchase 1,071,428 shares of Common Stock. We also entered into an Amendment and Deferral Agreement (the "AMENDMENT AND DEFERRAL AGREEMENT") with Laurus amending the Amended and Restated Secured Convertible Term Note (the "2004 NOTE") we issued to Laurus on May 13, 2004 in the aggregate original principal amount of $5,000,000, that is payable in full on May 13, 2007 (the "MATURITY DATE"). Pursuant to the Amendment and Deferral Agreement, the monthly principal amount due Laurus under the 2004 Note for each of January, February, March, April, May and June 2006, equal to an aggregate of $952,494.66, is deferred until the Maturity Date. The Security Agreement increased the minimum initial amount available to us and the Subsidiaries from $6 million under the Existing Facility to $6.48 million under the 2006 Facility until April 30, 2006. Thereafter, the maximum principal amount of all borrowings under the 2006 Facility cannot exceed ninety percent (90%) of the eligible accounts receivable of each Subsidiary, minus such reserves that Laurus may in good faith deem necessary and appropriate.

      On February 6, 2006, we requested and Laurus agreed to lend an initial draw under the 2006 Facility of $6.38 million, of which (i) approximately $5.9 million was used to satisfy in full our indebtedness to Laurus under the Existing Facility, (ii) $375,000 was paid to Laurus as an early termination fee for the Existing Facility, and (iii) $107,500 was applied towards expenses of the 2006 Facility.

      All loans and obligations owed by the Company and the Subsidiaries to Laurus arising under the Security Agreement, the Securities Purchase Agreement, dated as of May 13, 2004, between the Company and Laurus (the "2004 SECURITIES PURCHASE AGREEMENT"), the Note, the


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Option (as defined herein), the Registration Rights Agreement (as herein defined), the Stock Pledge Agreement (as defined herein), or any other agreements or documents relating to the relationship between the Company and Laurus (collectively, the "ANCILLARY DOCUMENTS") or otherwise are secured by a security interest in substantially all of the assets of our company and the Subsidiaries pursuant to the terms of the Security Agreement.

      In addition, we pledged to Laurus all of the outstanding capital stock of the Subsidiaries pursuant to a Stock Pledge Agreement (the "STOCK PLEDGE AGREEMENT") executed by us in favor of Laurus, and each of the Subsidiaries executed a Subsidiary Guaranty, dated February 6, 2006 (the "SUBSIDIARY GUARANTEE"), in favor of Laurus, guaranteeing all of our present and future obligations to Laurus, whether arising under the 2004 Securities Purchase Agreement and the Related Documents (referred to therein), or under any other obligations now existing or hereafter arising.

      Under the terms of the Security Agreement, if an event of default occurs under the any of the Ancillary Documents, Laurus has the right to accelerate payments under the Note and, in addition to any other remedies available to it, to foreclose upon the assets securing the Note. If an event of default occurs under any of the Ancillary Documents, within five days after written notice to us, Laurus may require a payment of one hundred twenty-five percent (125%) of the unpaid principal balance of the Note, plus accrued interest and fees, which will become immediately due and payable. Laurus shall also be entitled to payment of a default interest rate of one and a half percent (1.5%) per month on all amounts due and such other remedies specified in the Ancillary Documents and under the Uniform Commercial Code. Such events of default include, without limitation, the following:

            o a failure to make payments of principal and interest under the Note within three (3) days of when due;

            o a material breach by us of any provision contained in any of the Ancillary Documents (that is not cured within the stated cure period);

            o the filing of any money judgment or similar final process against us for more than $100,000, which remains unvacated, unstayed or unbonded for a period of thirty (30) days;

            o if we make an assignment for the benefit of our creditors, or a receiver or trustee is appointed for us, or any form of bankruptcy or insolvency proceeding is instituted by us, or any involuntary proceeding is instituted against us if not vacated within thirty (30) days;

            o if our Common Stock is suspended for five (5) consecutive days or for five (5) days during a ten (10) consecutive day period from a principal market or pursuant to a stop order issued by the Securities and Exchange Commission (the "SEC") (provided that we shall not have been able to cure such trading suspension within thirty (30) days of our receipt of notice thereof or list our Common Stock on another principal market within sixty (60) days of such notice); and

            o a failure by us to timely deliver shares of our Common Stock to Laurus when due upon exercise of the Option.

      The Security Agreement contains certain negative covenants that require us to obtain the prior written consent or other actions of Laurus in order for us to take certain actions at any time


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when borrowings remain outstanding under the 2006 Facility. These negative covenants include, without limitation, restrictions on our ability to:

            o incur or assume indebtedness (exclusive of trade debt) in excess of $100,000;

            o guarantee or assume any liability in connection with any obligations of another person or entity (except on behalf of the Subsidiaries in the ordinary course of business);

            o pay or make any dividend or distribution on any class of our capital stock or the capital stock of the Subsidiary or issue any preferred stock; or

            o enter into any merger, consolidation or reorganization, with limited exceptions.

      OPTION. We issued to Laurus a common stock purchase option (the "OPTION"), entitling Laurus to purchase up to 1,071,428 shares of our Common Stock at an exercise price of $.001 per share (subject to applicable adjustments) (the "EXERCISE PRICE"). The Option expires on February 26, 2026. Pursuant to the Security Agreement, Laurus may not sell any shares of Common Stock it receives through the exercise of the Option (the "OPTION SHARES") prior to January 31, 2007. Additionally, Laurus agreed not to sell an amount of Option Shares that would exceed thirty-five percent (35%) of the aggregate dollar trading volume of our Common Stock for the twenty-two (22) trading day period immediately preceding such sale.

      Laurus may not exercise the Option in connection with a number of shares of Common Stock which would exceed the difference between (i) 4.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by Laurus except upon (i) seventy-five (75) days' prior notice from Laurus to us or (ii) upon the occurrence and continuance of an event of default under the Security Agreement.

      REGISTRATION RIGHTS AGREEMENT. Pursuant to the terms of an Amended and Restated Registration Rights Agreement between Laurus and our company (the "REGISTRATION RIGHTS AGREEMENT"), which amends and restates in its entirety that certain Registration Rights Agreement between Laurus and our company dated May 13, 2004, we are obligated to file a post-effective amendment to our existing Registration Statement on Form SB-2 originally filed on June 29, 2004 to include the shares of Common Stock issuable (i) upon exercise of the Option, (ii) as a result of adjustments made to the Exercise Price pursuant to the Option, (iii) upon exercise of the warrant issued pursuant to the June 30, 2005 Security Agreement, and (iv) as a result of adjustments made to the Exercise Price pursuant to such warrant.

      The above discussion describes certain of the material terms of the financing transaction with Laurus, is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K and the text of which is incorporated herein by reference.

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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The disclosures contained in Item 1.01 are incorporated herein by reference.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

      In connection with the transactions described in Item 1.01, we issued to Laurus the Note and Option described therein. The Note and Option were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and Laurus represented to us that it is an "accredited investor", as defined in the Securities Act of 1933.


                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Number      Documents
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      10.1        Security Agreement, dated as of February 6, 2006, by and among our company, PWI Technologies, Inc., Incentra Solutions of
                  California, Inc., ManagedStorage International, Inc., and
                  Incentra Solutions International, Inc. and of Laurus Master
                  Fund, Ltd.

      10.2 Secured Non-Convertible Revolving Note, dated as of February 6, 2006, executed by our company, PWI Technologies, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc., and Incentra Solutions International, Inc. in favor of Laurus Master Fund, Ltd.

      10.3 Stock Pledge Agreement, dated as of February 6, 2006, executed by our company and ManagedStorage International, Inc. in favor of Laurus Master Fund, Ltd.

      10.4 Subsidiary Guaranty, dated as of February 6, 2006, executed by PWI Technologies, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc., and Incentra Solutions International, Inc. in favor of Laurus Master Fund, Ltd.

      10.5 Registration Rights Agreement, dated as of February 6, 2006, by and between our company and Laurus Master Fund, Ltd.

      10.6 Common Stock Purchase Option, dated as of February 6, 2006, executed by our company in favor of Laurus Master Fund, Ltd.

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      10.7        Grant of Security Interest in Patents and Trademarks, dated as of February 6, 2006, executed by our company and ManagedStorage International, Inc. in favor of Laurus Master Fund, Ltd.

      10.8 Amendment and Deferral Agreement, dated as of February 6, 2006, by and between our company and Laurus Master Fund, Ltd.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INCENTRA SOLUTIONS, INC.


Date:  February 10, 2006                  By: /s/ Thomas P. Sweeney III
                                             -----------------------------------
                                              Thomas P. Sweeney III
                                              Chief Executive Officer







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                                  EXHIBIT INDEX

      Number      Documents
      ------      ---------

      10.1 Security Agreement, dated as of February 6, 2006, by and among our company, PWI Technologies, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc., and Incentra Solutions International, Inc. and of Laurus Master Fund, Ltd.

      10.2 Secured Non-Convertible Revolving Note, dated as of February 6, 2006, executed by our company, PWI Technologies, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc., and Incentra Solutions International, Inc. in favor of Laurus Master Fund, Ltd.

      10.3 Stock Pledge Agreement, dated as of February 6, 2006, executed by our company and ManagedStorage International, Inc. in favor of Laurus Master Fund, Ltd.

      10.4 Subsidiary Guaranty, dated as of February 6, 2006, executed by PWI Technologies, Inc., Incentra Solutions of California, Inc., ManagedStorage International, Inc., and Incentra Solutions International, Inc. in favor of Laurus Master Fund, Ltd.

      10.5 Registration Rights Agreement, dated as of February 6, 2006, by and between our company and Laurus Master Fund, Ltd.

      10.6 Common Stock Purchase Option, dated as of February 6, 2006, executed by our company in favor of Laurus Master Fund, Ltd.

      10.7 Grant of Security Interest in Patents and Trademarks, dated as of February 6, 2006, executed by our company and ManagedStorage International, Inc. in favor of Laurus Master Fund, Ltd.

      10.8 Amendment and Deferral Agreement, dated as of February 6, 2006, by and between our company and Laurus Master Fund, Ltd.






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